Exhibit 99.1
Credit Suisse- Vail Energy Conference February 1, 2006 Mike McShane, Chairman, President & CEO Matt Fitzgerald, Senior Vice President & CFO

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward-looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. Forward-Looking Statements

Recent Highlights Drilling Products Record Backlog / Visibility Continued Growth / Success in China Commercialization of IntelliServ Tubular Technologies Strong Demand for Premium Tubulars and Services New Product Introductions Cost Efficiencies ReedHycalog Continued New Product Successes Complimentary "Tuck-In" Acquisitions Margin Expansion LTM 9/30/05 Revenues of $1.2 Billion Drilling Products & Services $553 Million (45%) ReedHycalog(tm) $375 Million (30%) Tubular Technology & Services $316 Million (25%)

Q1 '00 Q2 '00 Q3 '00 Q4 '00 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 PF GRP 95.713 103.9 109.17 142.876 142.788 177.681 184.364 183.223 144.838 146.856 139.824 132.946 119.476 109.347 132.027 134.118 124.378 129.758 150.83 160.389 190.83 209.703 221.008 China /TPG - - - - - - - - - 14.192 13.37 12.094 10.155 15.175 12.82 11.725 15.922 18.871 19.938 19.217 10.64 14.155 31.088 ReedHycalog - - - - - - - - - - - 5.27 53.254 56.721 68.081 80.919 79.258 76.585 79.492 91.584 90.626 93.089 100.132 Q1 '00 Q2 '00 Q3 '00 Q4 '00 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Rev OP Inc. Margin % -0.07 0.02 0.1 0.06 0.11 0.15 0.18 0.18 0.12 0.12 0.07 0.06 0.09 0.09 0.1 0.12 0.12 0.15 0.16 0.2 0.21 0.22 0.24 Strategy Providing Record Results Represents legacy Grant Prideco, included Texas Arai prior to its divestiture in 1Q 2005, and the contributions from China and ReedHycalog. ** Excludes Charges (see Attachment A). ReedHycalog China Grant Prideco* Revenues ($ in Millions) Operating Income Margin %** 33% Margin Improvement

Industry Leading Margins Q1 '00 Q2 '00 Q3 '00 Q4 '00 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 BJS 0.13 0.11 0.15 0.21 0.23 0.27 0.25 0.21 0.14 0.1 0.11 0.12 0.13 0.14 0.15 0.16 0.17 0.16 0.17 0.18 0.2 0.2 0.217 HAL 0.03 0.04 0.05 0.01 0.06 0.08 0.1 0.09 0.01 -0.11 0.06 -0.01 0.04 0.01 0.05 0.06 0.03 -0.01 0.07 0.07 0.1 0.12 0.14 NOV 0.04 0.05 0.08 0.09 0.1 0.11 0.12 0.11 0.1 0.09 0.09 0.08 0.08 0.08 0.08 0.07 0.05 0.07 0.08 0.08 0.09 0.1 0.12 SII 0.06 0.07 0.08 0.09 0.1 0.1 0.11 0.1 0.09 0.09 0.07 0.07 0.08 0.09 0.1 0.1 0.11 0.11 0.11 0.13 0.12 0.12 0.12 SLB 0.08 0.14 0.13 0.15 0.12 0.1 0.11 0.07 0.1 0.11 0.09 0.12 0.11 0.15 0.06 0.1 0.15 0.14 0.14 0.16 0.22 0.2 0.21 WFT 0.07 0.08 0.1 0.13 0.16 0.19 0.19 0.17 0.16 0.13 0.08 0.1 0.12 0.1 0.12 0.12 0.12 0.12 0.14 0.14 0.14 0.15 0.16 GRP -0.0739 0.0246 0.1048 0.0633 0.1134 0.1485 0.1824 0.1835 0.1215 0.1154 0.0652 0.063 0.0859 0.0863 0.1016 0.1213 0.1235 0.1458 0.1553 0.1979 0.2129 0.2249 0.2409 CAM 0.08 0.09 0.11 0.12 0.1 0.11 0.12 0.1 0.09 0.08 0.07 0.08 0.05 0.07 0.08 0.04 0.05 0.07 0.09 0.08 0.08 0.1 0.12 BHI 0.05 0.08 0.11 0.1 0.12 0.14 0.17 0.14 0.11 0.11 0.13 0.12 0.09 0.12 0.13 0.13 0.12 0.13 0.14 0.17 0.18 0.18 0.17 BJS HAL NOV SII WFT SLB CAM BHI Source: Company financial filings (adjusted for extraordinary/unusual charges) as compiled by Bank of America Securities * Excludes Charges (see Attachment A). GRP* Operating Income Margin %*

Highest Backlog Ever 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 330.878 576.807 656.575 Tubular Technology & Services 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 169.43 165.722 136.453 Other 5.57 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 204.4 220.1 239.9 291.9 410.7 500.308 742.5729 Consolidated Backlog Almost Triple Prior Peak 193% Increase Tubular Technology & Services Drilling Products & Services $270 $87 Backlog ($ in millions) $742 $793

2006 Initiatives Capacity Management - Drilling Products Manufacturing Efficiency Projects New Product Introductions Raptor Corion IntelliServ Viper

Drilling Products Strategy Optimize Market Positioning Technology Leader Service Leader Capacity Leader Capacity Expansion Manufacturing Optimization (Phase II) IntelliServ Commercialization Grant Prideco OMSCO V&M Texas Steel Daido Drilco Tagenrok Sinarsky BHNKK Republica OTHER Market Share 299 61 57 49 19 24 16 24 24 14 14 23.1 Limited Distribution Estimated Worldwide Market: $800 Million - $1.2 Billion Drilling Products Market Recently Merged or Announced V&M OMSCO SMFI

Drill Pipe Demand Drivers High Worldwide Rig Count / Utilization Complex Drilling Rig Additions and Refurbishments Estimated 60-70 Refurbished Land Rigs Scheduled(1) Estimated 90 New Land Rigs on Order(1) Estimated 15 New Semi-Submersibles on Order(2) Estimated 45 New Jack-Ups on Order(2) Estimated New Build Drill Pipe Demand Exceeds $200 Million(3) (1) Bank of America Estimate (2) JP Morgan Estimate (January 5, 2006) (3) Assumes Numbers Are Net Additions Directional Wells Wells Over 15000' Source: Spears & Associates December 2005 DPO

Drill Pipe Backlog Sets New Record Drilling Products Backlog Dollars Up 208% Drilling Products Footage Backlog Up 120% Drill Pipe Price/Foot Up 40% Steel Price Recovery 11% Net Price Increase 29% Dec. '05 Prior Peak 5.5 12.1 Drill Pipe Footage in Backlog (In Millions of Feet) Drilling Product Backlog ($ in Millions) $657 $213 June '01 Dec. '05

Minimal Investment Provides $125MM - $150MM of Revenue Potential Drill Pipe Production Quarterly Production Capacity 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 Consol. Drill Pipe Production 1.601 1.882 2.234 2.124 2.099 2.198 2.329 2.288 2.473 2.902 2.916 3.195 - - 3.675 Production Capacity 3.75 3.75 3.75 3.75 3 3 3 3 3 3 3 3.15 3.15 3.3375 3.425 3.675 (Feet in Millions) Closed Canadian Facility Potential Investments Increase Annual Capacity by Approximately 3 Million Feet (Veracruz, Navasota, China) Drill Pipe Production & Capacity

Strong Position in World's 2nd Largest Market Chinese Market World's Second Largest Energy Market Oil Consumption Exceeds Production Active Rig Market (700 - 1,100 Rigs) Experiencing Rapid Growth Within and Beyond Borders Requiring Energy Related Products GPJ Venture TGP Venture Friction Welding and Finishing Upset green tubes to grade Grant Prideco China Leading Drill Pipe Provider Capacity Quality Technology Growing Market Share, Margins and Backlog GPJ (formally JSG) Now Wholly-Owned Evaluating Expansion Opportunities in China GRP BoaSteel BoHai NKK Others GRp 94 40 30 31 GRP People's Republic of China BaoSteel BoHai NKK Others Source: Simmons & Co. and IMF

IntelliServ: Recent Highlights Acquired Remaining 50% Ownership in September 2005 $15 Million Plus Earn Out Field Trials Successfully Completed Commercialization Status Signed First Contract in January 2005 Regional Interest in GOM, North Sea, Middle East and West Africa Over 10 Operators Actively Engaged in Commercialization Discussions / Negotiations

IntelliServ Network Provides complete, real-time logging information Provides real-time downhole drilling data and early kick detection 57,000 bits per second data transmission Expanding to 1 Mbps by year end. Real-time bidirectional communication No special handling or make-up procedures Data can be collected at multiple points along the length of the drill string Drill String with Embedded Telemetry System

ReedHycalog Strategy Product-line Improvements Titan Raptor Realization of "Tuck-In" Acquisitions / Investment Benefits Geographic Selectivity Reed-Hycalog Security Smith Hughes Others 0.21 0.17 0.25 0.28 0.09 ReedHycalog Security Hughes Smith Others Drill Bit Market Estimated Worldwide Market * $1.8 Billion in 2005 * Based on Internal Estimates Formation Compressive Strength Penetration Rate PDC Tooth Insert Impreg & N.D. Circa 1980 Circa 2005

Recent Highlights + 2006 Opportunities Recent Highlights Acquired in December 2002 for Approximately $350 Million <3.0x Current EBITDA Operating Results Continue at Record Levels Revenue Growth Exceeds Worldwide Rig Count Growth 141% Operating Income Growth Singapore Expansion (Phase I) Corion Acquisition Operating Expense Efficiencies 2006 Opportunities Singapore Expansion (Phase II) Manufacturing Facilities Consolidation -$35 Million Investment; $7 Million Annual Savings RaptorTM Introduction TReX Cutter Raptor Cutter

ReedHycalog Margin Focus Yields Results Operating Margin % (Operating. Income ($ in Thousands) * Includes a $1.8 million write-off of receivables primarily associated with operations in Venezuela.

Tubular Technology & Services TCA (Seamless Tubular Processing) $129.5 Million (41%) XL (Marine Connections) $87.5 Million (28%) Tube-Alloy (Accessory Manufacturing & Threading) $42.3 Million (13%) Premium Threading & Connections $56.6 Million (18%) Market Drivers Deep Gas Drilling Gulf of Mexico International Offshore (XL, Tube-Alloy) LTM 9/30/05 Revenues = $315.9 Million Premium Threading Tube-Alloy TCA XL 52.6 42.3 131.2 89.7

Tubular Technology Improvements Product-Line Rationalization Overhead Reductions Market Recovery Pricing Gains Product-Line Expansion Improved Backlog 2003 -2004 2004 - 2005 2006 + Beyond TT&S Group Yielding Record Results Improved Manufacturing Process 4-Axis Machines Stingray Welding Capacity Management Operating Margin % Quarterly Revenues ($ in thousands)

XL Systems - Viper + Stingray VIPERTM Thread Invoiced Revenue - $13.1 Million in 2005 Viper Backlog - $25MM (orders) Opportunities - (18) Active Projects StingrayTM Welding Process Improved Productivity Self-Aligning Weld Bevel Eliminates Manual Root Pass Fast Welding Speed Low Reject Rate Designed for Portability

TT&S Backlog 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 Tubular Technology & Services 59.2 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 169.43 165.722 136.453 130% Increase Tubular Technology & Services $59 $28 Backlog ($ in Millions) $166 $136

Financial

Recent Highlights Record Revenues and Earnings Margin Expansion Through: Volumes Pricing Efficiencies Restructured Balance Sheet Continued Capital Discipline / Return Focus

Quarterly Overview Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Consol. Revenue 191.48 224.67 246.37 283.13 292.1 316.947 352.23 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Consol. SEC Op. Income 20.91 30.27 34.46 56.04 62.19 71.27 84.85 Op Margin % 0.11 0.13 0.14 0.2 0.21 0.22 0.24 Quarterly Revenue Quarterly Operating Income* Consol. Op. Income ($ Millions) Consol. Revenue ($ Millions) Consol. Op. Margin % * As reported in financial filings. Includes special charges.

Restructured Balance Sheet Improves Performance & Flexibility Total Debt ($ in Millions) Entered New 5-Year Revolving Credit Facility Other L-T Debt Avg. Interest Rate: 9.24% 5.80% Annual Int. Expense: $36.2MM $16.8MM (includes amortization of capitalized debt fees) Annual Interest Savings: $19.5 Million Purchased or Redeemed Substantially all Existing Senior Notes ($375MM) Issued New 10-Year 6 1/8% Senior Notes $200MM 9 5/8% Notes Due 2007 $175MM 9% Notes Due 2009 $167.9MM Availability Under Old Bank Revolver $0 $100 $200 $300 $400 $500 $600 12/31/2004 Post-Refinance New $200MM 6 1/8% Notes Due 2015 $70.0MM Outstanding New Bank Revolver $273.0MM Availability Under New Bank Revolver 9/30/2005

Maintaining Capital Discipline in Strengthening Industry Quarterly EBITDA* & Capital Expenditures ($ in Millions) Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 CapEx 6.29 14.44 8.8 8.35 9.1 4.86 6.36 EBITDA 34.65 46.86 50.03 63 74.86 90.81 112.11 EBITDA CapEx * EBITDA calculated as net income plus interest expense plus income tax expense plus DD&A plus charges (see Attachment A) Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 DSO 91 79 75 63 63 54 56 DSO (in days) DSO

2006 Capital Expenditures 5-Year Depreciation Average Increase in CapEx Projected for 2006 $ 11 - Capacity Increase (DPS) 21 - Facility Consolidation (RH) 27 - IntelliServ 40 - Maintenance & Efficiency Measures $ 99 Million

Delivering Strong Returns Earnings Per Share* Note: ROE calculation based on annualized quarterly net income (excluding charges) divided by shareholder's equity. * Excluding special items (refer to Attachment A). Return on Equity*

Summary Strong Market Share in Core Businesses Improving Through-Cycle Performance Enhanced Product Offerings Within Business Units Improved Balance Sheet Improving Margins Through Manufacturing and Operating Efficiencies Backlog at Record Levels Industry Leading Margins and Returns

Attachment A

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